Byrna Technologies, Inc. 8-K

Exhibit 99.1

Byrna Technologies Inc. OTCQB: BYRN , CSE: BYRN www.byrna.com Building a Secure L ifestyle Zooming with LD: March 19, 2021

Safe Harbor Statement

Disclaimer

We are not making any representations or warranties, express or implied, with respect to the information (financial, business, legal or otherwise) contained in this presentation. No person has been authorized to give any information other than that contained in this presentation.

Forward-Looking Statements

This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements refer to our current expectations and projections relating to our financial condition, results of operations, plans, objectives, strategies, future performance, and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements include statements containing words such as "anticipate," "assume," "believe," "can," have," "contemplate," "continue," "could," "design," "due," "estimate," "expect," "forecast," "goal," "intend," "likely," "may," "might," "objective," "plan," "predict," "project," "potential," "seek," "should," "target," "will," "would," and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events. All statements made relating to growth strategies, estimated and projected costs, expenditures, and growth rates, plans and objectives for future operations, growth, or initiatives, or strategies are forward-looking statements. These forward-looking statements are made based upon detailed assumptions and reflect management's current expectations and beliefs as of the date hereof. While we believe that these assumptions underlying the forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect actual results. The regulation of our products is also subject to changes in federal, state, local and international laws and new interpretations of such laws and regulation.

Risks and Uncertainties

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected. These include but are not limited to: (i) uncertainty regarding global economic conditions, particularly the uncertainty related to the duration and impact of the rapidly evolving COVID-19 pandemic; (ii) our ability to maintain and strengthen our brand and generate and maintain ongoing demand for our products; (iii) our ability to successfully design, develop and market new products; (iv) our ability to effectively manage our growth, maintain the necessary supply and prices of raw materials and parts, and control costs and expenses; (v) the ability to obtain and maintain adequate intellectual property protection; (vi) our ability to expand into existing and new markets, and our success in doing so; (vii) our ability to successfully execute plans for our law enforcement program and international expansion; (viii) changes in customer demand for our products and services including those caused by domestic or international events affecting public sentiment, demographic changes or other factors (ix) US and international legal or regulatory developments related to police reform, civilian rights to less-lethal weapons, or otherwise regulating, limiting or affecting the market for or export of our products or costs associated therewith, (x) our ability to compete effectively in the outdoor, recreational, home and private security and law enforcement markets and protect our brand; (xi) the level of customer spending for our products, which is sensitive to general economic conditions and other factors; (xii) problems with, or loss of, our third-party contract manufacturers and suppliers, or an inability to obtain raw materials; (xi) fluctuations in the cost and availability of raw materials, equipment, labor, and transportation and subsequent manufacturing delays or increased costs; (xiii) our ability to accurately forecast demand for our products and our results of operations; (xiv) our relationships with national, regional, and independent retail partners; (xv) our ability to retain the independent agents and distributors who market our products; (xvi) our dependence on a limited number of suppliers for key parts and materials; (xvii) regulation of advertising for the company's products or implementation by advertisers of policies that could negatively impact marketing for our products; (xviii) the possibility that the anticipated synergies and other benefits from mergers and acquisitions will not be realized, or will not be realized within the expected time periods; (xix) the risks and uncertainties related to our ability to successfully integrate the operations, products, employees and distributors of acquired companies; the effect of the potential disruption of management's attention from ongoing business operations; (xx) the impact of natural disasters and failures of our information technology on our operations and the operations of our manufacturing partners; (xxi) our ability to obtain and maintain adequate insurance coverage and to attract, retain and motivate continued effort by skilled personnel, senior management and board members; (xxii) the impact of any future indebtedness or restrictions on use or availability of cash on our ability to invest in the ongoing needs of our business; (xxiii) the success of our quality and operational excellence initiatives, including ongoing and anticipated efforts to build out our infrastructure, eliminate material weaknesses and our going concern opinion, and qualify for ISO certification; (xxiv) changes in tax obligations arising from tax reform measures, or examinations by tax authorities; (xxv) product liability, intellectual property and commercial litigation losses; (xxvi) factors that could negatively impact the price of our stock or other qualifications for listing on exchanges and the liquidity of our stock or credit ratings; and (xxvii) the other risks and uncertainties set forth under the caption "Risk Factors" and elsewhere in reports we file with the Securities and Exchange Commission.

Readers of this presentation should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained herein. Byrna undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 2

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE Byrna Technologies – A Brief History 3 2018 2019 2020 2021 & BEYOND The Company wanted to pivot from selling a highly regulated product exclusively to law enforcement to selling an unregulated product to consumers and private security . In April 2018 Byrna purchased the IP portfolio of Andre Buys and hired Mr . Buys and his team to develop the Byrna HD, a CO 2 - fired less lethal launcher that fired kinetic and chemical irritant rounds capable of deterring, disarming and disabling a would - be assailant . THE IDEA Byrna projects FY’ 21 sales between $ 33 - $ 38 million, based on YTD sales, existing backlog, current order rates, plans to launch multiple new promotional campaigns, its new product launch schedule and the production capacity in place . THE FUTURE IS BRIGHT Byrna began aggressively advertising the Byrna HD, employing banner ads, social media and influencers . Web traffic began to grow, as did sales . Web sessions grew from 500 /day in January to 7 , 000 /day by June . In Q 2 2020 , Byrna reported $ 1 . 2 M in sales, eclipsing all of 2019 . On June 9 , the Byrna was mentioned on a national nightly news show, driving hundreds of thousands of visitors to Byrna's website, resulting in sales of $ 4 . 2 M for Q 3 ’ 20 . In Q 4 Byrna opened its second manufacturing facility in Ft . Wayne, IN as it announced its entry into the law enforcement market with the opening of its International Law Enforcement training center in Las Vegas . It announced record Q 4 sales of $ 11 . 0 M and record FY’ 20 sales of $ 16 . 6 M . THE STRATEGY TAKES SHAPE; THE GROWTH BEGINS February 2019 : introduced the Byrna HD personal security device at the Daytona 500 and began taking pre - orders . Later that year the Company changed its name to Byrna Technologies . The Byrna HD went into production in South Africa in April 2019 and commercial shipments in the U . S . began on May 31 . Byrna started selling through its e - commerce website and quickly added ammo, accessories and apparel to its product offering . Sales for 2019 grew to $ 924 K from $ 250 K in 2018 . THE LAUNCH OF THE BRAND & SIGNATURE PRODUCT Pre - 2018 Originally incorporated in 2005 as Security Devices International Inc .; sole product was the 40 mm Blunt Impact Projectile (BIP), which used state of the art technology that allowed it to carry more joule energy more safely and accurately than its competitors . The BIP was (and remains) the gold standard of 40 mm less - lethal projectiles . Despite this, the Company was unable to make any headway due to the limited product range and protracted law enforcement sales cycle . Annual sales never exceeded $ 350 , 000 . THE ORIGINS OF BYRNA – SECURITY DEVICES INTERNATIONAL

byrna
Live Safe

Byrna® is a secure lifestyle brand.

★★★★★

"Wow! This thing is awesome! Extremely fun to shoot and very accurate. At first I was a little skeptical about using it as a home self defense weapon, but after seeing what it can do and how powerful it is, I have totally changed my mind. I would highly recommend anyone looking for a non-lethal self defense weapon to purchase the Byrna. You will not be disappointed."

Tony C., verified Byrna HD buyer

Introducing our flagship self-defense product, the Byrna HD…

The premier, safe and effective less-lethal self-defense weapon for adults of all ages and abilities.


byrna

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 4

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 5 The Byrna HD (Home Defense) is a powerful and effective less - lethal self - defense weapon that can be taken virtually anywhere . Powered by compressed air (CO 2 ), it shoots . 68 caliber spherical kinetic and chemical irritant projectiles that can disable a threat from up to 60 feet . Saves lives without the risk of taking one . Broad Accessibility BYRNA PROVIDES CONFIDENCE & CONTROL Broad Brand & Product Appeal The Byrna HD is compact, ergonomically designed, and easy to use, and appeals to civilians and law enforcement professionals alike. It provides serious threat neutralizing force without deadly consequences. CIVILIANS PROFESSIONALS Homeowners, Outdoor Enthusiasts, Boaters, Truckers, Real Estate Agents, Store Clerks & Others Law Enforcement, Military, & Private Security Appeals to both gun owners and non - gun owners. A much - needed addition to the toolbelt of law enforcement officers globally – nearly 1M in the US alone and 11M in top 30 countries (1) . NO WAITING PERIOD NO BACKGROUND CHECK NO LICENSE OR PERMIT

PROTECTION
WHEN YOU NEED IT MOST

People throughout the world are seeking less-lethal security solutions. The less-lethal market is projected to grow from $5.1 billion in 2019 to $10.3 billion in 2025[2].

PROTECTION WITHOUT HESITATION

Carrying a firearm is an enormous responsibility. Once a gun owner pulls out their weapon, they must be prepared to pull the trigger. Any hesitation can prove fatal. Acting too fast, however, can lead to a fatal mistake.

120 MILLION — *Households in US alone[3]*
195 million households in Europe[4]
and 16.7 million in South Africa[5]

20 MILLION — *Boaters and truckers in the US*

A violent crime occurs every **26 SECONDS**

A property crime occurs every **4 SECONDS[6]**

Even when justified, taking a life will change your life forever – legally, financially and emotionally. With the Byrna there is no need to hesitate. There are no fatal mistakes.

PERSONAL SECURITY

FAMILY SECURITY

LESS-LETHAL LAW ENFORCEMENT

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 6

CORPORATE SNAPSHOT


Welcome
Hunters

Large Market, Largely Untapped

- Byrna appeals to gun owners & non gun owners
- Strong interest from Law Enforcement Agencies
- Global product

Proprietary Product

- 114 parts
- 93 unique parts
- 65 custom made parts
- Multiple patents

Unique & Identifiable

- Strong brand recognition
- Lifestyle brand

Rapid YoY Growth

FY2019 vs FY2020

- Sales growth > 1,000%
- Market cap > 1,000%
- Production > 1,000%

Intensifying Demand

- Recent civil unrest driving demand for a non-lethal means of protection

Experienced Team

- Driving continued innovation & growth

Stock Information

OTCQB/CSE: BYRN
Market cap: $183M
Shares outstanding: 147.1M

Market cap and shares outstanding as of 3/18/21

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 7

Experienced Management Team Driving Growth & Innovation

SIGNIFICANTLY EXPANDED THE BYRNA TEAM IN 2020

From 10 employees in January to 165 employees in October



BRYAN GANZ
Chief Executive Officer, President & Chairman

Over 30 years of global business experience in sales, manufacturing, new product design and development, and mergers & acquisitions. Built and sold multiple businesses with combined sales exceeding $1 billion.



ANDRE BUYS
Chief Technology Officer

Over 14 years of product design, innovation and technology management experience and founded several successful engineering consultant businesses. Has designed multiple systems in use by the US Army.



DAVID NORTH
Chief Financial Officer

Over 35 years of financial management experience between Deloitte & Touche and Velcro Group.



LUAN PHAM
Chief Marketing & Revenue Officer

Over 25 years of experience in marketing and branding with firms such as Ralph Lauren and Condé Nast. Most recently built the Laird Superfood brand from the ground up.



SANDRA DRISCOLL
Director of Human Resources

Previously VP of Global Human Resources at Eze Castle Integration, a managed service and technology company catering to the investment management industry.



DAVID SCHULTZ
Chief Supply Chain Officer

David's most prominent role was 14 years as President and General Manager of Perimeter Brand Packaging, a joint venture with Nypro, Inc. (A Jabil Company) which he co-founded and successfully sold his position in 2014.



LISA WAGER
Chief Legal Officer, General Counsel, Corporate Secretary

Previously a partner at Morgan, Lewis, Ms. Wager has more than 20 years of experience representing and advising public companies and their directors and officers.



ETIENNE ROUX
Executive VP of International Sales & Marketing

Over 10 years of successful sales and marketing management, business development and brand positioning at Hensoldt Optics and Instacom. Most recently developed markets for military gear in Europe, Asia, Africa, and the Middle East.

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 8

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 9 LAUNCHER PROJECTILES: one 5 - round tube of Byrna HD Pepper (chemical irritant) projectiles one 5 - round tube of Byrna HD kinetic projectiles one 5 - round tube of Byrna HD inert projectiles CO 2 REFILLS SECOND 5 - ROUND MAGAZINE #byrnanation MEDALLION BYRNA HD PEPPER KIT " This is not the first non - lethal self - defense weapon I have purchased but it will be the last. I own a Taser pulse along with the Tippmann TPIX that is sold by Salt Supply. The Tippman has been my home defense item and the Taser I've always carried on myself. I purchased my first Byrna so that I would have more shots on hand when carrying than I had with the Taser pulse. I was so impressed with my first purchase that I now have purchased this second Byrna for my nightstand to replace my Tippman. This launcher goes bang every time I've never had it fail on me. I'd like to say thank you to the Byrna team for producing such a great alternative for those of us who do not want or cannot carry a firearm. You guys definitely got this non - lethal weapon right, keep up the good work!“ Ron M, verified Byrna buyer Byrna : Unique Amongst Its Peers MORE INFO .68 caliber Shown in Gray Other projectiles available

Byrna: Unique Amongst Its Peers

Comparison to other types of less lethal weapons

Device	Company	Effective Range	Types of Ammunition	Unintended Consequences	Firing Capacity	Effective and Safe in Inclement Weather	Cost	Addressable Market
BymaHD	Byrna Technologies (OTCQB: BYRN)	60 ft	.68 caliber kinetic or chemical irritant payload rounds	Very low likelihood	5 projectile magazine + 1 in the chamber	Yes	$325 – 359 for a kit	Consumer & Law Enforcement
Pepper Spray	SABRE Safety Brand	5-10 ft	Pepper liquid	Ineffectual, small target area, self-harm through improper use	35 bursts	Maybe	$10 – 15	Consumer & Law Enforcement
Taser	Axon Enterprise (NASDAQ: AXXN)	10-21 ft	Dart-like electrodes	The Taser has caused more than 1,000 documented deaths, can be rendered useless by baggy clothing	1 shot	No	$450 – 1,100	Consumer & Law Enforcement
BolaWrap	Wrap Technologies (NASDAQ: WRTC)	10-25 ft	Kevlar cord	Target's hands remain free	1 shot	Yes	$1,000 – 1,300	Law Enforcement

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 10

Byrna: Unique Amongst its Peers

How does Byrna stack up against other 68 caliber launchers?



- Size and style of a compact handgun, and unlike its competitors, fits easily in a handbag or under a jacket and can be taken almost anywhere.
- Appealing design; comes in 5 colors.
- Easy to use ergonomic design that is both light weight and well balanced.
- Effective at deterring, disarming and disabling would be attackers.

Byrna HD vs. Pepperball LifeLite Launcher


PepperBall
LifeLite
Launcher

Byrna HD vs. Pepperball TCP


PepperBall TCP Launcher

Byrna HD vs. SaltSupply, Mission ProTX TPR, Tippman TPX Launcher, and the SABRE Launcher


SaltSupply, Mission ProTX TPR, and Tippman TPX Launcher

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 11

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE BYRNA FINNED Coming 2021 Byrna Finned projectiles are smaller, carry higher payload, are more stable in flight, and are accurate up to 150 ft. 12 Byrna Projectiles

Byrna: Unique Amongst Its Peers

Byrna is committed to continued innovation and product development to support a secure lifestyle and safer society.

R&D Pipeline

BYRNA HD ELITE LAUNCHER



- Coming to market shortly.
- Includes revised receivers and trigger assembly, stainless steel components, and improved ergonomics.
- Assembled in the USA.

BYRNA XL



- Adapter to accommodate longer barrel.
- Allows for 12-gram CO2 cartridge enabling user to fire more rounds at higher speeds.

12-GAUGE PROJECTILE



- Many law enforcement agencies have an established platform of 12-gauge shotguns in their arsenal, which deploy rubber bean bag and rubber ball rounds with little or no accuracy.
- Patented finned projectile will be encased in a plastic wading, be fired from a standard shotgun shell and be accurate unlike bean bag and rubber balls.
- Immediate sell-through to law enforcement agencies that have an existing 12-gauge platform.

BYRNA LE LAUNCHER



- Designed for law enforcement and private security.
- Will include fiber-optic sights, 7 round magazine and regulator for cold weather use.

BYRNA PE LAUNCHER



- Will feature .49 caliber rounds, a smaller round than the Byrna HD and LE.
- More compact than the Byrna HD / LE.
- Increased accuracy up to 150 feet due to the incorporation of the patented stabilized finned technology.
- Will carry 2x as much payload (chemical irritant powder) as Byrna HD and LE.

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 13

ECOMMERCE LOCAL DEALERS The Byrna HD and corresponding ammunition, accessories and apparel are available for direct - to - consumer purchase on Byrna’s website www.byrna.com Byrna also supplies to 300+ local, regional and national outdoor stores, sporting goods stores and gun shops All products can be bought in 45 states, and some products can be bought in 4 additional states Consumer Distribution Channels: US

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 15 Police officers and security professionals need a better alternative to using deadly force . • Other less - lethal alternatives such as stun guns and pepper sprays have issues with accuracy and range . By the time they are effective the situation has already escalated out of control . • Most other types of less - lethal solutions are single shot . In the event the officer misses or the device is ineffective there is no second chance . • Interest in Byrna’s solution for law enforcement officials is growing both domestically and internationally as agencies worldwide recognize the versatility and effectiveness the Byrna device adds to an officer’s toolbelt . PEOPLE THROUGHOUT THE WORLD ARE DEMANDING LESS - LETHAL LAW ENFORCEMENT Less - Lethal Law Enforcement

Less-Lethal Law Enforcement


LAW ENFORCEMENT PROFESSIONALS FACE CHALLENGING DECISIONS EVERY DAY

Law enforcement agencies are increasingly embracing less-lethal solutions due to community pressure in the face of rising civil unrest.

992	people were shot & killed by US police in the last year(7)
1081	US deaths involving tasers(8)


USE OF FORCE CONTINUUM
Controlled Safe
Hostile
GUN
TASER
RUBBER BULLETS/ BEAN BAG ROUNDS
BYRNA HD
PEPPER SPRAY
BATON
VERBAL
Response to Resistance

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 16

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 17 DRIVES COMPLIANCE WHILE MINIMIZING LIABILITY • Municipalities have lost at least 63 % of wrongful death suits involving Tasers at a cost of over $ 172 million . (9) • In fiscal year 2019 , New York City paid out $ 175 . 9 million in civil judgments and claims for police - related lawsuits . (10) • Legal costs for defending police are usually paid out of the city’s own general funds, or through issuing bonds, either way paid with taxpayer funds . (11) “As the head of security for a large religious organization I was looking for a non - lethal option to carry on our campus. While we do have armed guards, most of the situations that arise on our campus do not require lethal force and the Byrna is the perfect choice as an additional protection tool. I also like the fact that we can practice with or without having to go to the range. I actually set up a small training area in a fenced in part of my yard and it works great. I have also started training my children (15, 17 & 20) with it which also helps with teaching firearm safety without having to actually use a firearm.” David B., verified Byrna buyer Less - lethal force aids taxpayers, police forces, and insurance providers

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE Police officers in the US 910,000 (1) 18 $0 $2 $4 $6 $8 $10 $12 2025E 2019 Non Lethal Weapons Market Non-lethal Weapons Market Size ($ billions) Projected 9% annual growth in Law Enforcement segment (2) Substantial & Growing Law Enforcement Market Opportunity Police officers in the top 30 countries globally 10,600,000+ (1) Private security officers globally 20,000,000+ (12)

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 19 • Byrna’s “Train the Trainer” (T 3 ) program was developed for police and security officers, with a focus on education and understanding around proper use, de - escalation, and where the Byrna HD fits in the “Continuum of Force . ” • A key element of its go - to - market strategy for the law enforcement and security market . • Since September 2020 , have been conducting 2 - day training sessions attended by dozens of law enforcement and security officers . Train the Trainer (T3) Program

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 20 CIVILIAN CONSUMER MARKET • Continue to build brand awareness. • Drive e - commerce sales through expanded marketing initiatives. • Build brand loyalty and strengthen “ Byrna nation” through loyalty programs; drive repeat customer sales. • Anticipated opening of Amazon digital storefront on June 1 st . • Launch products under development; continued innovation. LAW ENFORCEMENT MARKET • Domestic: expand T3 Program to drive purchases from Law Enforcement agencies, both foreign and domestic, and improve word - of - mouth marketing. • Launch products under development; continued innovation. Growth Strategy: United States

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE LAW ENFORCEMENT MARKET • 20+ countries’ Law Enforcement showing interest in testing Byrna as their secondary weapon. − Byrna technology more acceptable to some countries as a de - escalation solution. − Declining defense budgets of advanced economies is met with emerging economies increasing their defense expenditures. • Byrna has now sold product to law enforcement agents in six countries outside of the US: Poland, Chile, Indonesia, Taiwan, Hong Kong, and South Africa. − Competitors are falling short in terms of limited range, single use vs multiple rounds, preparation time or readiness of weapon and application that is indiscriminate. • Hong Kong Police force ordered 1,100 Byrna HD launchers plus ammo and accessories − Selected from several competitive products; recognized the need for less - lethal forms of enforcement. • Speedy delivery and convenience drive customer satisfaction. CIVILIAN CONSUMER MARKET • Continue to build brand awareness. • Pursue additional distribution relationships. 21 International demand is being driven by an increase in political disputes, civil unrest, and a desire for de - escalation tools. Growth Strategy: International

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 22 New Production Facility to Support Growth • October 2020 : Commenced production at new, 14 , 000 square foot facility in Ft . Wayne, IN . − Supports domestic demand . − Current capacity of 500 launchers/day per shift . • 10 , 000 square foot production facility in South Africa . − Supports international demand . − Current capacity of 600 launchers/day per shift . • Operate on a human capital - oriented model with highly - skilled manual assembly utilizing precision components . • Minimal capital expenditures .

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 23 Puts Byrna In Spotlight For Non - lethal Protection • June 10 , 2020 : Sean Hannity highlighted the Byrna HD on his nightly segment and suggested that non - lethal weapons such as the Byrna HD personal security device should be part of the solution to the recent events that inspired the protests sweeping the nation . • By 5 : 15 AM, online orders for Byrna HD, ammo and accessories exceeded $ 2 . 45 M, more than 5 , 000 orders . • Website visits have persisted at an elevated level . HANNITY HIGHLIGHTS BYRNA HD ON FOX NEWS

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 24 POWER CONTROL MOBILITY EMPOWERMENT COURAGE CONFIDENCE LIFESTYLE SECURITY ADVENTURE SAFETY Byrna: The Secure Lifestyle Brand

FINANCIALS

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 26 Net Revenues $0.1M $8.8M $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 $10,000,000 FQ1'20A FQ1'21E Byrna Experiencing Record Demand for Byrna HD FY’21E represents guidance range between $33 million and $38 million $16.6M $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $40,000,000 FY'20A FY'21E $33.0M - $38.0M

Key Performance Indicators

Daily Average Web Sessions (Quarterly)


14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
40
89
443
568
778
2,880
13,092
9,303
FQ1'19A
FQ2'19A
FQ3'19A
FQ4'19A
FQ1'20A
FQ2'20A
FQ3'20A
FQ4'20A

Net Sales (Quarterly)


$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$0.5M
$0.1M
$1.2M
$4.2M
$11.0M
$8.8M
Q4 2019A
Q1 2020A
Q2 2020A
Q3 2020A
Q4 2020A
Q1 2021E

Byrna Technologies Inc.
BUILDING A SECURE LIFESTYLE
27

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE Well Capitalized with Strong Cash Flow 28 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 Nov. 30, 2019 Nov. 30, 2020 Cash Restricted Cash Consolidated Cash Position -$4,000,000 -$3,000,000 -$2,000,000 -$1,000,000 $0 $1,000,000 $2,000,000 $3,000,000 FY 2019 FY 2020 Cash from Operations Cash Flow from Operations Total Assets $21.2M Total Debt $190,300 *Assets, Debt & Current Ratio as of 11/30/20 Current Ratio 1.40

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE BYRNA WELL - POSITIONED FOR CONTINUED GROWTH Experienced Management Team Driving Growth and Innovation Building Strong Lifestyle Brand Based on Superior Product Capitalizing on Significant Demand in Consumer and Law Enforcement Markets Substantial Opportunity in US & Abroad 29 Continued Growth

Contact Us

CORPORATE OFFICES

Byrna Technologies Inc.
100 Burtt Rd. Suite 115
Andover, MA 01810

COMPANY REPRESENTATIVE

Lisa Wager
Chief Legal Officer
Byrna Technologies Inc.
978.665.2721
lisa@byrna.com

INVESTOR RELATIONS ADVISORS

The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212.836.9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212.836.9620
mg@equityny.com



byrna® Live Safe™

OTCQB: **BYRN**, CSE: **BYRN**

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE 30

Byrna Technologies Inc. BUILDING A SECURE LIFESTYLE Sources 31 (1) https://www.worldatlas.com/articles/list - of - countries - by - number - of - police - officers.html (2) https://www.prnewswire.com/news - releases/global - non - lethal - weapons - market - analysis - trends - and - forecasts - report - 2019 - 2025 - 3008979 71.html (3) https://www.census.gov/quickfacts/fact/table/US/HSD410218 (4) https://ec.europa.eu/eurostat/statistics - explained/pdfscache/29071.pdf (5) https://www.statista.com/statistics/1112732/number - of - households - of - south - africa/#:~:text=As%20of%202018%2C%20the%20number,in%20the%20given%20time%20period (6) https://ucr.fbi.gov/crime - in - the - u.s/2018/crime - in - the - u.s. - 2018/topic - pages/crime - clock (7) https://www.washingtonpost.com/graphics/investigations/police - shootings - database/ (8) https://www.reuters.com/investigates/special - report/usa - taser - tracker/ (9) https://www.reuters.com/article/us - usa - taser - cases/across - the - u - s - high - profile - deaths - lead - to - stun - gun - case - settlements - idUSKCN1 B4188 (10) https://abcnews.go.com/US/millions - lawsuit - settlements - hidden - cost - police - misconduct - legal/story?id=70999540 (11) https://www.bloomberg.com/news/articles/2020 - 06 - 04/the - financial - toll - of - police - brutality - to - cities (12) https://www.forbes.com/sites/niallmccarthy/2017/08/31/private - security - outnumbers - the - police - in - most - countries - worldwide - infographic/?sh=3a83c295210f